UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2026

BigBear.ai Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40031	85-4164597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7950 Jones Branch Drive, First Floor, North Tower

McLean, VA 22102

(Address of principal executive offices) (Zip Code)

(410) 312-0885

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	BBAI	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	BBAI.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 9, 2026, BigBear.ai Holdings, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 500,000,000 to 1,000,000,000 (the “Amendment”). The Amendment became effective upon the Company’s filing of a Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware on June 9, 2026 (the “Certificate of Amendment”).

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 9, 2026, the Company held the Annual Meeting. At the close of business on April 13, 2026, there were 478,949,450 shares of common stock issued and outstanding. Holders of 271,729,925 shares of common stock were present at the Annual Meeting, either in person or by proxy, which constituted a quorum for purposes of conducting business at the Annual Meeting.

Set forth below are the final voting results for each proposal submitted to a vote of the shareholders at the Annual Meeting.

Proposal No. 1: Election of Directors

The Company’s shareholders elected the following nominees for director to serve as Class II directors for a three-year term expiring in 2029 or until their successors shall have been elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Kevin McAleenan	89,446,324	9,530,902	172,752,699
Pamela Braden	81,006,003	17,971,223	172,752,699

Proposal No. 2: Advisory Vote on the Frequency of the Advisory Vote on the Compensation of the Company’s Named Executive Officers

The Company’s shareholders approved a 1-year voting frequency, on a non-binding advisory basis, as the frequency of future non-binding advisory votes on the compensation of our named executive officers, by the votes set forth below:

Frequency	Votes Submitted	Abstentions	Broker Non-Votes
1 Year	92,842,228	2,411,711	172,752,699
2 Years	1,684,670	2,411,711	172,752,699
3 Years	2,038,617	2,411,711	172,752,699

The Company’s Board of Directors considered the results of the advisory vote on the frequency of future advisory votes on executive compensation and determined that it would hold future votes on executive compensation every one year until the next shareholder vote on the frequency of these votes.

Proposal No. 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers

The Company’s shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
86,606,157	9,573,649	2,797,420	172,752,699

Proposal No. 4: Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
265,572,995	3,510,898	2,646,032	—

Proposal No. 5: Approval of Amendment to the Company’s Certificate of Incorporation

The vote to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 500,000,000 to 1,000,000,000 was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
241,570,296	27,077,068	3,082,561	—

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation, dated June 9, 2026

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2026

By:	/s/ Sean Ricker
Name:	Sean Ricker
Title:	Chief Financial Officer